SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 11, 1996
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                              PRIME CELLULAR, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

               DELAWARE                   0-18700             13-3570672
        --------------------------      -----------         --------------
        (State or other jurisdiction   (Commission         (I.R.S. Employer
              of incorporation)        File Number)        Identification No.)

     100 First Stamford Place, Stamford, Connecticut                  06902
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              (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (203) 327-3620
                                                           ---------------


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           Former name or former address, if changed since last report




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     Item 2. Acquisition and Disposition of Assets.

     On June 11, 1996 (the "Closing"), Registrant's wholly- owned subsidiary consummated the merger contemplated by the Merger Agreement, dated May 14, 1996 (the "Merger Agreement), by and among Registrant, Prime Cellular Acquisition Corp., a newly formed wholly-owned subsidiary of Registrant (the "Subsidiary"), Bern Associates, Inc. ("Bern") and all of the stockholders of Bern (the "Bern Stockholders"). Bern was merged with and into the Subsidiary and all of the outstanding shares of common stock of Bern were converted into an aggregate of 4,100,000 shares of Common Stock, par value $.01 per share, of Registrant (the "Merger"), representing approximately 49.3% (after consummation of the transaction) of Registrant's issued and outstanding Common Stock (the "Merger Shares").

     Bern provides software, equipment and services necessary to enable local telephone companies to become Internet "providers" and provides support and assistance to such companies and their Internet-user customers (the "Business"). Following the Merger, the Subsidiary changed its name to "Bern Communications, Inc." and will conduct the Business under such name.

     Simultaneous with the Closing:

     1. Each of James B. Fleming, Milton A. Gilbert and Samuel A. Rozzi resigned as directors of Registrant, effective as of the Closing (collectively, the "Board Resignations").

     2. Registrant increased the authorized number of directors constituting the Board of Directors from four (4) to five (5) members. Joseph K. Pagano ("Pagano"), the sole director following the Board Resignations, elected Ellen Kirschenbaum ("Kirschenbaum") and Rafael Collado ("Collado") as the two (2) Bern Designees (as defined pursuant to the Merger Agreement), Frederick R. Adler ("Adler") as the other designee of Registrant (the other designee of Registrant being Pagano) and L. Mark Newman ("Newman") as the fifth (5th) director. An affiliate of Newman was a Bern Stockholder and received 246,000 of the Merger Shares in the Merger. This same affiliate also owned 100,000 shares of the Common Stock of Registrant as of the Closing.

     3. Collado and Kirschenbaum were also elected as President/Chief Executive Officer and Executive Vice-President, respectively, of Registrant and the Subsidiary. Each was an owner of Bern and received 543,250 and 553,500 of the Merger Shares, respectively.

     4. Registrant allocated up to an aggregate of 233,000 shares of its Common Stock for granting, in accordance with its

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1990 Stock Option Plan, stock options to key management personnel of Bern as designated by Collado and Kirschenbaum.

     5. Registrant and Subsidiary entered into an Indemnification Agreement with the Bern Stockholders (the "Indemnification Agreement") pursuant to which Registrant and each of the Bern Stockholders indemnified the other party in the event of a breach by the indemnifying party of any of their respective representations, warranties or covenants contained in the Merger Agreement. By the terms of the Indemnification Agreement, obligations to indemnify are limited, however, to the extent that any damages resulting from a breach by the indemnifying party exceed $50,000 and, with respect to each Bern Stockholder, to a maximum liability equal to the value of the Merger Shares received by such Bern Stockholder as part of the Merger.

     6. As security for the obligations under the Indemnification Agreement, Registrant entered into an Escrow Agreement with the Bern Stockholders (the "Escrow Agreement") pursuant to which the Merger Shares will be held in escrow by the escrow agent until the earlier of (i) the filing with the Commission of Registrant's annual report on Form 10-K for the fiscal year ending May 31, 1997 or (ii) September 13, 1997 (the "Escrow Termination Date"). During the period the Merger Shares are held in escrow, the Escrow Agreement sets forth procedures for the making by Registrant of claims under the Indemnification Agreement, and the delivery by the Escrow Agent of Merger Shares in satisfaction of such claims. If any escrowed Merger Shares are sold or otherwise disposed of (which transactions are subject to substantial restrictions), the proceeds of such sale or disposition are held in escrow. Upon termination of the escrow, assuming no unsatisfied claims are outstanding, the escrowed Merger Shares (and any proceeds) will be delivered to the Bern Stockholders.

     7. Registrant and each of the Bern Stockholders also entered into a Registration Rights Agreement (the "Registration Rights Agreement") pursuant to which Registrant agreed to register the Merger Shares as promptly as possible after the Escrow Termination Date and to keep such registration effective until the second anniversary of the Closing. The Registration Rights Agreement also provides for "piggyback" registration rights for the Merger Shares. Notwithstanding the Registration of the Merger Shares under the Registration Rights Agreement the sale of the Merger Shares is subject to certain volume restrictions limiting sales by any Bern Stockholder to the number of Shares which could be sold under Rule 144(e) of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933 ("Rule 144") as though Rule 144 were applicable to the sale of such Shares (the "Volume Restriction"). The Registration Rights Agreement also contains other provisions governing, among other things, payment of

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expenses and indemnification of the selling stockholders of the Merger Shares by
Registrant.

     8. Pagano and Adler, each a director of Registrant, entered into Lock-Up Agreements whereby each agreed, until the Escrow Termination Date, not to transfer or dispose of any of their respective shares of the Common Stock of Registrant and agreed to thereafter be subject to the Volume Restriction with respect to sales of their Common Stock.

     The source of the consideration paid for the Business was shares of common stock of Registrant contributed to Subsidiary.

     The amount of consideration paid by Registrant for the Business was determined by negotiations among the representatives of the Subsidiary and Bern.

     The descriptions of the Merger Agreement and the other agreements described herein are qualified in their entirety by reference to the copy of the Merger Agreement and the other agreements which are filed exhibits to this Report and which are incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     A. Financial Statements of the Business Acquired.

     It is impractical to provide the required financial information at this time. The required financial information for the business acquired will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

     B. Pro Forma Financial Information and Exhibits.

     It is impracticable to provide the required pro forma financial information at this time. The required pro forma financial information will be filed under cover of Form 8 within 60 days of the date this Form 8-K was required to be filed.

     C. Exhibit 2.1 - Merger Agreement, dated as of May 14, 1996, by and among Registrant, the Subsidiary, Bern and the Bern Stockholders.

     D.   Exhibit  2.2 - List of Omitted Schedules/Exhibits to Merger Agreement.

     E. Exhibit 10.1 - Registration Rights Agreement, dated June 10, 1996, between Registrant and the Bern Stockholders.



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     F.   Exhibit 10.2 - Escrow Agreement, dated June 10, 1996, between
          Registrant and the Bern Stockholders.

     G. Exhibit 10.3 - Indemnification Agreement, dated June 10, 1996 between Registrant and the Bern Stockholders.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             PRIME CELLULAR, INC.

                                             By:/s/ Joseph K. Pagano
                                                ---------------------
                                                Joseph K. Pagano, President

Date:  June 24, 1996

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